Copyright © 2026 Harmony Biosciences. All rights reserved. Q3 2026 Financial Results and Business Update November 4, 2026

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding our full year 2026 net product revenue, expectations for the growth and value of WAKIX, the potential profile of our product candidates, our planned and ongoing clinical trials and expected timing of data readouts, anticipated regulatory milestones and product launches, our future results of operations and financial position, our intellectual property, pending litigation and regulatory exclusivity, our planned leadership transition, market opportunity, business strategy, business development, products, prospective products, product approvals, and the plans and objectives of management for future operations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: our commercialization efforts and strategy for WAKIX; the rate and degree of market acceptance and clinical utility of pitolisant in additional indications, if approved, and any other product candidates we may develop or acquire, if approved, including EPX-100, Pitolisant GR and BP-205; our research and development plans, including our plans to explore the therapeutic potential of pitolisant in additional indications; our ongoing and planned clinical trials; our ability to expand the scope of our license agreements with Bioprojet Société Civile de Recherche (“Bioprojet”); the availability of favorable insurance coverage and reimbursement for WAKIX; the timing of, and our ability to obtain, regulatory approvals for pitolisant for other indications as well as any other product candidates; our estimates regarding expenses, future revenue, capital requirements and additional financing needs; our ability to identify, acquire and integrate additional products or product candidates with significant commercial potential that are consistent with our commercial objectives; our commercialization, marketing and manufacturing capabilities and strategy; significant competition in our industry; our intellectual property position; loss or retirement of key members of management; failure to successfully execute our growth strategy, including any delays in our planned future growth; our failure to maintain effective internal controls; the impact of government laws and regulations; volatility and fluctuations in the price of our common stock; the significant costs and required management time as a result of operating as a public company; the fact that the price of Harmony's common stock may be volatile and fluctuate substantially; statements related to our intended share repurchases and repurchase timeframe; and macroeconomic effects and changes in market conditions, including the impact of tariffs, inflation and the risk of recession. These and other important factors discussed under the caption "Risk Factors" in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on February 24, 2026 and our other filings with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management's estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. 2 Harmony Biosciences | Q3 2026 Financial Results & Business Update | All rights reserved.

Multi-layered IP strategy across active legal proceedings reinforces confidence in WAKIX exclusivity to March 2030 PROTECT THE PITOLISANT FRANCHISE 5 Phase 3 registrational trials in 5 distinct rare CNS indications Led by BP-205, a potentially best-in-class OX2R agonist ADVANCE B P - 205 AND THE NEXT WAVE OF INNOVATION Continued WAKIX growth in an evolving market On track to achieve more than $1B full year net revenue GROW THE WAKIX ® FRANCHISE GROWING ADVANCING TRANSACTING PROTECTING Strong balance sheet and clear conviction to execute on strategic business development opportunities EXECUTING AGAINST FOUR VALUE CREATION PRIORITIES EMPHASIS ON BUSINESS DEVELOPMENT 3 Harmony Biosciences | Q3 2026 Financial Results & Business Update | All rights reserved.

TWO KEY HIGHLIGHTS FOR THIS QUARTER STRONG COMMERCIAL QUARTER $269M • Third quarter net product revenue for WAKIX • 40% CAGR over past 5 years • 400 Net Patient Adds, 9,350 Average Patients POTENTIAL BEST-IN-CLASS OX2R BP-205 • Favorable multiple-ascending dose (MAD) data: 14 days of once-daily dosing reinforce the safety, tolerability and PK profile observed in the SAD study • Most potent of OX2R agonists currently in the clinic • Phase 1b sleep-deprived healthy volunteer data expected Q1 2027; Phase 2 studies in multiple CNS indications expected to initiate by mid-2027 Value Inflection: On Track For More Than $1B WAKIX Net Revenue & Multiple BP-205 Data Catalysts Ahead GROWING ADVANCING 4 Harmony Biosciences | Q3 2026 Financial Results & Business Update | All rights reserved.

Multi-layered IP strategy across active legal proceedings reinforces confidence in WAKIX exclusivity to March 2030 PROTECT THE PITOLISANT FRANCHISE 5 Phase 3 registrational trials in 5 distinct rare CNS indications Led by BP-205, a potentially best-in-class OX2R agonist ADVANCE B P - 205 AND THE NEXT WAVE OF INNOVATION Continued WAKIX growth in an evolving market On track to achieve more than $1B full year net revenue GROW THE WAKIX ® FRANCHISE GROWING ADVANCING TRANSACTING PROTECTING Strong balance sheet and clear conviction to execute on strategic business development opportunities EXECUTING AGAINST FOUR VALUE CREATION PRIORITIES EMPHASIS ON BUSINESS DEVELOPMENT 5 Harmony Biosciences | Q3 2026 Financial Results & Business Update | All rights reserved.

WAKIX® Differentiation and Strong Execution Drive Performance 6 Harmony Biosciences | Q3 2026 Financial Results & Business Update | All rights reserved. KEY TAKEAWAY Average Patients on WAKIX Continued Demand-Driven Growth in Q3 '26 • $269M net revenue in Q3 '26 • 400 net patient adds, 9,350 average patients • 400+ net patient adds in 5 of the last 6 quarters BROAD PAYER ACCESS EXPANDED TEAM DIFFERENTIATED PRODUCT

Growth Opportunity Across the Narcolepsy Market

People Living With Narcolepsy in the U.S.[1]


Undiagnosed Narcolepsy Population
90,000
~170,000
80,000
Diagnosed Narcolepsy Patients

LARGE MARKET OPPORTUNITY

- **~170K total narcolepsy patients**
- **<50% diagnosed patients**
- **~20% brand penetration in polypharmacy market**

1. https://narcolepsynetwork.org/ accessed Feb 2024

KEY TAKEAWAY

Significant Growth Opportunity Remains for WAKIX and Next-Gen Pitolisant Formulations

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Harmony Biosciences | Q3 2026 Financial Results & Business Update | All rights reserved.

HARMONY BIOSCIENCES

Reiterating 2026 WAKIX Net Revenue Guidance 8 Harmony Biosciences | Q3 2026 Financial Results & Business Update | All rights reserved. $1.00B-$1.04B 2026 NET REVENUE GUIDANCE WAKIX Net Revenue Growth 2020–2025 $160 $305 $438 $582 $715 $869 $1B+ $0 $200 $400 $600 $800 $1,000 2020 2021 2022 2023 2024 2025 2026 Guidance Net Revenue ($M) On Track to Achieve $1B+ in Net Sales

Advancing BP-205 and a Catalyst-Rich Pipeline for Long-Term Growth


PRODUCT
INDICATION
PRECLINICAL
PHASE 1
PHASE 2
PHASE 3
REGULATORY FILING
BP-205 (Orexin-2 Receptor Agonist)
Multiple CNS Indications
Pitolisant
Pitolisant Gastro-Resistant (GR) in Narcolepsy
Prader-Willi Syndrome (PWS)
Pitolisant High-Dose (HD) in Narcolepsy
Pitolisant High-Dose (HD) in Idiopathic Hypersomnia
Pitolisant Amorphous Form
CBS105^
Treatment-Resistant Narcolepsy
EPX-100 (Clemizole Hydrochloride)
Dravet Syndrome (DS)
Lennox-Gastaut Syndrome (LGS)
CBS104^
Refractory Epilepsy

^Research collaboration with CiRC Biosciences.

Innovative Clinical-Stage Pipeline With Multiple Catalysts 2026–2028

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Harmony Biosciences | Q3 2026 Financial Results & Business Update | All rights reserved.

HARMONY BIOSCIENCES

BP-205: Multiple-Ascending Dose (MAD) Phase 1 Study in Healthy Volunteers 10 Harmony Biosciences | Q3 2026 Financial Results & Business Update | All rights reserved. RANDOMIZED, DOUBLE-BLIND, PLACEBO-CONTROLLED, HEALTHY PARTICIPANTS 14 days of repeated once-daily dosing DOSES EVALUATED BP-205 0.1 mg, 0.6 mg, 1 mg and 3 mg once daily in 94 healthy volunteers BUILDS ON THE SINGLE-ASCENDING DOSE (SAD) STUDY SAD study evaluated single doses of 0.2 mg to 6.0 mg in 72 healthy volunteers PRELIMINARY RESULTS Complete MAD study results to be presented at an upcoming medical meeting BP-205 MAD Study Design

BP-205: Multiple-Ascending Dose (MAD) Phase 1 Study Data Highlights


Supports an Emerging Best-in-Class Profile

PRELIMINARY DATA AFTER 14 DAYS OF DAILY DOSING (0.1 TO 3 MG):

- **Rapid absorption with a mean T_{max} of ~60 minutes (range 30 to 90 minutes)**
  - Supports potential for rapid onset of efficacy
- **Mean effective $T_{1/2}$ of ~29 hours after 14 days of dosing**
  - No clinically meaningful change vs. SAD; supports once-daily dosing
- **Dose-related exposure and target engagement AEs**
  - Potential to deliver efficacy at low clinical doses
- **Generally well tolerated across all doses evaluated**
  - No serious or severe TEAEs
  - No liver or visual AEs; no clinically significant cardiovascular events or EKG abnormalities
  - Most common AE was headache (~25% of participants)
- **On-target AEs were mild and did not lead to discontinuation**
  - Insomnia in <20% of participants, observed at all doses
  - Urinary frequency/urgency in <20% of participants, at 1 and 3 mg only

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Harmony Biosciences | Q3 2026 Financial Results & Business Update | All rights reserved.

BP-205 Development Plan 12 Harmony Biosciences | Q3 2026 Financial Results & Business Update | All rights reserved. Q3 2026: ENCOURAGING SINGLE-ASCENDING DOSE (SAD) DATA Q4 2026: FAVORABLE PRELIMINARY PHASE 1 MAD RESULTS Q1 2027: PHASE 1B DATA IN SLEEP-DEPRIVED HEALTHY VOLUNTEERS MID-2027: TO INITIATE PHASE 2 STUDIES IN MULTIPLE CNS INDICATIONS Multiple Phase 2 Studies Expected by Mid-2027

Combination of BP-205 and Pitolisant: Synergistic Wake-Promoting Effects

Poster Presented by Bioprojet at SLEEP EU 2026



The combination of BP1.15205, an orexin-2 receptor agonist, with the histamine H3 receptor antagonist/inverse agonist Pitolisant induces synergistic wake-promoting effects in narcoleptic mice
Introduction
Methods
Results
Conclusions

Source: Missaire M, et al. Sleep Europe 2026, Maastricht, October 20-23, 2026. Preclinical data.

PRECLINICAL DATA

- ***In-vivo*** **data in the narcoleptic mice model showed synergistic wake-promoting effects with BP-205 (OX2R agonist) and pitolisant (histaminergic) MoA**
- **Pitolisant on top of BP-205 drove maximal histamine release (+205%) vs BP-205 (+94%) or pitolisant (+173%) alone**
- **Combining an OX2R agonist with histaminergic MoA (e.g., pitolisant) could be a new therapeutic approach for patients with narcolepsy and other central disorders of hypersomnolence**

KEY TAKEAWAY

Potential New Therapeutic Approach in Central Disorders of Hypersomnolence

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HARMONY BIOSCIENCES

Next-Generation Pitolisant Programs 14 Harmony Biosciences | Q3 2026 Financial Results & Business Update | All rights reserved. PITOLISANT GR – NDA UNDER FDA REVIEW; ON TRACK TO LAUNCH IN 1H 2027 PDUFA date April 1, 2027 PITOLISANT HD – ONGOING PHASE 3 REGISTRATIONAL STUDIES IN NARCOLEPSY AND IH TLD expected in 2027; Anticipated PDUFA in 2028 UTILITY PATENTS FILED FOR BOTH GR AND HD Potential to extend the pitolisant franchise into the 2040s PITOLISANT PHASE 3 STUDY IN PWS (TEMPO): ON TRACK FOR PEDIATRIC EXCLUSIVITY TLD expected in mid-2027; Anticipated PDUFA in 2028 AMORPHOUS FORM OF PITOLISANT • Licensed Novitium patent provides protection to 2042 • Formulation optimization and new modes of delivery ongoing Positioned to Extend Pitolisant Franchise Into 2040s

EPX-100: One of Most Advanced 5-HT2 (Serotonin) Agonist Programs in DEEs 15 Harmony Biosciences | Q3 2026 Financial Results & Business Update | All rights reserved. ESTABLISHED 5-HT2 (SEROTONIN) AGONIST MECHANISM OF ACTION ONGOING PHASE 3 TRIALS IN LENNOX-GASTAUT SYNDROME & DRAVET SYNDROME TLD expected mid-2027; Anticipated PDUFA dates in 2028 18-MONTH ARGUS OPEN-LABEL EXTENSION DATA Updated data to be presented at AES Annual Meeting in December 2026 SAFETY: POTENTIAL TO OFFER A UNIQUE RISK/BENEFIT PROPOSITION No additional laboratory or special safety monitoring BID DOSING REGIMEN Convenient for patients and caregivers Phase 3 Topline Data Expected Mid-2027

Emphasis on Business Development 16 Harmony Biosciences | Q3 2026 Financial Results & Business Update | All rights reserved. TWO CATEGORIES OF OPPORTUNITY • Assets that can add near-term revenue in 2028 to 2032 to support our self-funded model • Innovative pipeline assets that drive long-term value creation (e.g., BP-205) LEVERAGE CORE COMPETENCIES THERAPEUTIC AREAS OF INTEREST • Sleep Disorders • Epilepsy • Rare/Orphan CNS • Broader CNS indications AGNOSTIC TO DEAL TYPE • M&A, licensing, etc. STRONG BALANCE SHEET WITH ~ $1.05B IN CASH Capacity & Conviction to Transact

Protect the Pitolisant Franchise 17 Harmony Biosciences | Q3 2026 Financial Results & Business Update | All rights reserved. WAKIX EXCLUSIVITY TO MARCH 2030, WITH PEDIATRIC EXCLUSIVITY STRONG IP PROTECTS WAKIX TO MARCH 2030, INCLUSIVE OF PEDIATRIC EXCLUSIVITY • Asserting pitolisant IP in active legal proceedings, each covering a different aspect SETTLEMENTS WITH 6 OF 7 ANDA FILERS ANDA CASE: DEFENDING POLYMORPH ‘197 AND METHOD OF USE ‘947 PATENTS • ANDA litigation closing arguments held on October 22, 2026; ruling expected around the end of the 30-month stay (February 2027) AMORPHOUS ‘920 PATENT INFRINGEMENT • Harmony and Novitium filed patent infringement lawsuit in April against AET Pharma US and its marketing partner Sandoz; licensed Novitium patent provides protection to 2042 • Trial for '920 patent case not scheduled yet; likely to be scheduled for some time in 2029 • Preliminary injunction hearing scheduled for January 26, 2027; ruling expected by February 14, ahead of the 30-month stay

$0.87 $0.81 Q3 2025 Q3 2026 $2.32 $2.63 9M 2025 9M 2026 Financial Summary Q3 2026 18 • Continued sales growth in Q3 supported by strong underlying demand for WAKIX. • Reiterating full year WAKIX net revenue guidance of $1.0B - $1.04B for 2026. • Cash generation of $89M in Q3, sustaining our strong balance sheet. • We intend to deploy cash to drive our BP-205 development plans, as well as to transact on potential business development opportunities. $239.5 $268.9 Q3 2025 Q3 2026 $778.4 $882.5 $870.5 $962.5 $1,051.6 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Three Months Ended September 30, 2026 (In millions, USD) Net Product Revenue Diluted Earnings per Share Cash, Cash Equivalents & Investments +12% +$89M Three Months Ended September 30, 2026 $624.7 $745.6 9M 2025 9M 2026 Nine Months Ended September 30, 2026 +19% -7% Harmony Biosciences | Q3 2026 Financial Results & Business Update | All rights reserved. Nine Months Ended September 30, 2026 +13%

Financial Summary Q3 2026 19 • Cost of Product Sold increase due to new royalties related to Novitium License Agreement signed in Q1 2026. • R&D Expense: • Q3 increase primarily due to $25.0M charge for MSN license milestone. • Partially offset by $15.0M charge for ZYN002 milestone in prior year quarter. • Sales & Marketing Expenses increase primarily due to expansion of our field-based team. • G&A Expense decrease primarily due to lower stock-based compensation. Totals may not foot due to rounding Three Months Ended September 30, % Change Nine Months Ended September 30, % Change 2026 2025 2026 2025 Net Product Revenue $268.9 $239.5 12% $745.6 $624.7 19% Cost of Product Sold 80.7 59.7 35% 188.4 129.8 45% Total Operating Expenses $134.0 $114.3 17% $376.4 $325.0 16% R&D Expense 71.7 55.0 30% 187.7 139.7 34% Sales & Marketing Expense 34.7 29.5 18% 100.5 90.3 11% G&AExpense 27.7 29.8 -7% 88.2 95.0 -7% Net Income $48.2 $50.9 -5% $156.1 $136.2 15% Cash, cash equivalents & investments $1,051.6 $778.4 35% (In millions, USD) Harmony Biosciences | Q3 2026 Financial Results & Business Update | All rights reserved.

Multi-layered IP strategy across active legal proceedings reinforces confidence in WAKIX exclusivity to March 2030 PROTECT THE PITOLISANT FRANCHISE 5 Phase 3 registrational trials in 5 distinct rare CNS indications Led by BP-205, a potentially best-in-class OX2R agonist ADVANCE B P - 205 AND THE NEXT WAVE OF INNOVATION Continued WAKIX growth in an evolving market On track to achieve more than $1B full year net revenue GROW THE WAKIX ® FRANCHISE GROWING ADVANCING TRANSACTING PROTECTING Strong balance sheet and clear conviction to execute on strategic business development opportunities EXECUTING AGAINST FOUR VALUE CREATION PRIORITIES EMPHASIS ON BUSINESS DEVELOPMENT 20 Harmony Biosciences | Q3 2026 Financial Results & Business Update | All rights reserved.

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